UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 19, 2012

CH ENERGY GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

New York	0-30512	14-1804460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue Poughkeepsie, New York 12601-4839
(Address of Principal Executive Offices) (Zip Code)

(845) 482-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders

            On June 19, 2012, CH Energy Group, Inc. (“CH Energy Group”) held a special meeting of shareholders at CH Energy Group’s offices in Poughkeepsie, New York.

            As of the record date, May 7, 2012, there were 14,917,308 shares of Common Stock of CH Energy Group that were eligible to be voted at the special meeting.  At the meeting, 11,349,693 shares, or approximately 76.08% of all outstanding shares of Common Stock, were present either in person or by proxy.  Three matters were voted upon at the special meeting, with the Board of CH Energy Group recommending a vote "FOR" in connection with Proposals 1, 2, and 3, as further discussed in the proxy statement filed with the Securities and Exchange Commission on May 9, 2012 (the “Proxy Statement”).

            Proposal No. 1 was to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of February 20, 2012, by and among FortisUS Inc., a Delaware corporation, Cascade Acquisition Sub Inc., a New York corporation and a wholly owned subsidiary of FortisUS Inc., Fortis Inc. (solely for purposes of certain provisions thereof), a corporation incorporated under the Corporations Act of Newfoundland and Labrador, and CH Energy Group, as it may be amended from time to time, pursuant to which Cascade Acquisition Sub Inc. will merge with and into CH Energy Group, with CH Energy Group continuing as the surviving corporation.

            Proposal No. 2 was to consider and cast an advisory, nonbinding vote to approve the compensation that may be paid or become payable to CH Energy Group named executive officers that is based on or otherwise relates to the merger, as discussed in the Proxy Statement.

            Proposal No. 3 was to consider and vote on a proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to adopt the merger agreement.

            All three proposals were approved.  The table below shows the final voting results from the special meeting of shareholders.

Proposal No. 1: Agreement and Plan of Merger

            Shares For                               Shares Against                        Shares Abstained

            10,328,663                               884,357                                   136,673

Proposal No. 2: Advisory Vote on Named Executive Officer Compensation Related to the Merger

            Shares For                               Shares Against                        Shares Abstained

            8,023,637                                 2,491,071                                834,970

Proposal No. 3: Adjournment of Special Meeting

            Shares For                               Shares Against                        Shares Abstained

            9,762,396                                 1,376,914                                210,380

            Following the special meeting of shareholders, CH Energy Group issued a press release regarding the special meeting.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

            Exhibit No.                 Document Designation

99.1                             Press release, dated June 19, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 19, 2012

CH ENERGY GROUP, INC.

By:  /s/ Kimberly J. Wright

Name:   Kimberly J. Wright

Title:     Vice President – Accounting and Controller

EXHIBIT INDEX

Exhibit

Number                       Description

99.1                             Press release, dated June 19, 2012